SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

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Preliminary Proxy Statement	Soliciting Material Under Rule 14a-12
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Definitive Joint Proxy Statement
Definitive Additional Materials

PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 18, 2007

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

To the Shareholders of PIMCO Municipal Income Fund (‘‘PMF’’), PIMCO California Municipal Income Fund (‘‘PCQ’’), PIMCO New York Municipal Income Fund (‘‘PNF’’), PIMCO Municipal Income Fund II (‘‘PML’’), PIMCO California Municipal Income Fund II (‘‘PCK’’), PIMCO New York Municipal Income Fund II (‘‘PNI’’), PIMCO Municipal Income Fund III (‘‘PMX’’), PIMCO California Municipal Income Fund III (‘‘PZC’’) and PIMCO New York Municipal Income Fund III (‘‘PYN’’) (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’):

Notice is hereby given that a Joint Annual Meeting of Shareholders (the ‘‘Meeting’’) of the Funds will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas (between West 54th and West 55th Streets), 49th Floor, New York, New York 10105, on Tuesday, December 18, 2007 at 11:00 A.M., Eastern Time, for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated November 20, 2007:

1.	To elect Trustees of the Funds, each to hold office for the term indicated and until his successor shall have been elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees of each Fund has fixed the close of business on November 2, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Trustees of each Fund.

By order of the Board of Trustees of each Fund,
Thomas J. Fuccillo Secretary

New York, New York
November 20, 2007

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States. Please mark and mail your proxy or proxies promptly in order to save the Funds any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PIMCO MUNICIPAL INCOME FUND (‘‘PMF’’)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND (‘‘PCQ’’)
PIMCO NEW YORK MUNICIPAL INCOME FUND (‘‘PNF’’)
PIMCO MUNICIPAL INCOME FUND II (‘‘PML’’)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II (‘‘PCK’’)
PIMCO NEW YORK MUNICIPAL INCOME FUND II (‘‘PNI’’)
PIMCO MUNICIPAL INCOME FUND III (‘‘PMX’’)
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III (‘‘PZC’’)
PIMCO NEW YORK MUNICIPAL INCOME FUND III (‘‘PYN’’)

c/o Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, New York 10105

PROXY STATEMENT

FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 18, 2007

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the ‘‘Board’’) of PIMCO Municipal Income Fund (‘‘PMF’’), PIMCO California Municipal Income Fund (‘‘PCQ’’), PIMCO New York Municipal Income Fund (‘‘PNF’’), PIMCO Municipal Income Fund II (‘‘PML’’), PIMCO California Municipal Income Fund II (‘‘PCK’’), PIMCO New York Municipal Income Fund II (‘‘PNI’’), PIMCO Municipal Income Fund III (‘‘PMX’’), PIMCO California Municipal Income Fund III (‘‘PZC’’), and PIMCO New York Municipal Income Fund III (‘‘PYN’’) (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds and any adjournment or postponement thereof (the ‘‘Meeting’’). The Meeting will be held at the offices of Allianz Global Investors Fund Management LLC (‘‘AGIFM’’ or the ‘‘Manager’’), 1345 Avenue of the Americas (between West 54th and West 55th Streets), 49th Floor, New York, New York 10105, on Tuesday, December 18, 2007 at 11:00 A.M., Eastern Time.

The Notice of Joint Annual Meeting of Shareholders (the ‘‘Notice’’), this Proxy Statement and the enclosed Proxy Cards are first being sent to Shareholders on or about November 20, 2007.

The Meeting is scheduled as a joint meeting of the holders of common shares (the ‘‘Common Shareholders’’) and preferred shares (the ‘‘Preferred Shareholders’’ and, together with the Common Shareholders, the ‘‘Shareholders’’) of each Fund because the Shareholders of each Fund are expected to consider and vote on similar matters. Shareholders of each Fund will vote on the proposal set forth herein (the ‘‘Proposal’’) and on any other matters that may arise for that Fund, and an unfavorable vote on the Proposal by the Shareholders of one Fund will not affect the implementation of the Proposal by another Fund if the Proposal is approved by the Shareholders of such other Fund.

The Board of each Fund has fixed the close of business on November 2, 2007 as the record date (the ‘‘Record Date’’) for the determination of Shareholders of the Fund entitled to notice of, and to vote at, the Meeting, and any postponement or adjournment thereof. Shareholders of each Fund on the Record Date will be entitled to one vote per share on each matter to which they are entitled to vote and that is to be voted on by Shareholders of the Fund, and a fractional vote with respect to fractional shares, with no cumulative voting rights. The following table sets forth the number of shares of common stock (‘‘Common Shares’’) and shares of preferred stock (‘‘Preferred Shares’’ and, together with the Common Shares, the ‘‘Shares’’) issued and outstanding of each Fund at the close of business on the Record Date:

	Outstanding Common Shares	Outstanding Preferred Shares
PMF	24,728,908	8,000
PCQ	18,058,039	6,000
PNF	7,522,894	2,520
PML	59,029,0056	20,200
PCK	30,650,629	10,400
PNI	10,591,830	3,600
PMX	31,559,063	10,800
PZC	21,541,693	7,400
PYN	5,517,633	1,880

The classes of stock listed for each Fund in the table above are the only classes of stock currently authorized by that Fund.

At the Meeting, Preferred Shareholders of each Fund will have equal voting rights (i.e., one vote per Share) with the Fund’s Common Shareholders and, except as discussed below, will vote together with Common Shareholders as a single class on all proposals to be brought before the Meeting. As summarized in the table below, (i) the Common and Preferred Shareholders of PMF, PCQ, PNF, PML, PCK and PNI, voting together as a single class, have the right to vote on the election of Paul Belica and John C. Maney as Trustees of the applicable Funds, (ii) the Preferred Shareholders of all Funds voting as a separate class, have the right to vote on the election of John J. Dalessandro II as a Trustee of the Funds, and (iii) the Common and Preferred Shareholders of PMX, PZC and PYN, voting together as a single class, have the right to vote on the election of R. Peter Sullivan III and John C. Maney as Trustees of the applicable Funds.

Summary

Proposal	Common Shareholders	Preferred Shareholders
Election of Trustees
PMF/PCQ/PNF/PML/PCK/PNI
Independent Trustees/Nominees*
Election of Paul Belica	✓	✓
Election of John J. Dalessandro II	N/A	✓
Interested Trustee/Nominee†
Election of John C. Maney	✓	✓
PMX/PZC/PYN
Independent Trustees/Nominees*
Election of R. Peter Sullivan III	✓	✓
Election of John J. Dalessandro II	N/A	✓
Interested Trustee/Nominee*
Election of John C. Maney	✓	✓
*	‘‘Independent Trustees’’ or ‘‘Independent Nominees’’ are those Trustees or nominees who are not ‘‘interested persons,’’ as defined in the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), of each Fund.

†	Mr. Maney is an ‘‘interested person’’ of each Fund (as defined in Section 2(a)(19) of the 1940 Act) as a result of his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P., Allianz Global Investors of America Holdings Inc. and Allianz Global Investors U.S. Retail LLC; Chief Financial Officer of Allianz Global Investors Distributors LLC, Allianz Global Investors Fund Management LLC, and Allianz Global Investors Managed Accounts LLC; Managing Director, Chief Operating Officer and Chief Financial Officer of Allianz Global Investors of America LLC, Allianz Global Investors NY Holdings LLC and Allianz Global Investors U.S. Equities LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partners LLC; Chief Financial Officer and Chief Operating Officer, Oppenheimer Group, Inc.; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc., Allianz Hedge Fund Partners L.P., Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc., Vision Holdings LLC; and Executive Vice President and Chief Financial Officer of PIMCO Japan Ltd.

You may vote by mailing the enclosed proxy card. Shares represented by duly executed and timely delivered proxies will be voted as instructed on the proxy. If you mail the enclosed proxy and no choice is indicated for the Proposal listed in the attached Notice, your proxy will be voted in favor of the election of all nominees. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by delivering a signed, written letter of revocation to the Secretary of the appropriate Fund at 1345 Avenue of the Americas, New York, NY 10105, (ii) by properly executing and delivering a later-dated proxy, or (iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person. If any proposal, other than the Proposal set forth herein, properly comes before the Meeting, proxies will vote in their sole discretion.

The principal executive offices of the Funds are located at 1345 Avenue of the Americas, New York, New York 10105. AGIFM serves as the investment manager of each Fund and retains its affiliate, Pacific Investment Management Company LLC (‘‘PIMCO’’ or the ‘‘Sub-Adviser’’), to serve as each Fund’s sub-adviser. Additional information regarding the Manager and PIMCO may be found under ‘‘Additional Information — Investment Manager and Sub-Adviser’’ below.

The solicitation will be by mail primarily and the cost of soliciting proxies for a Fund will be borne by that Fund. Certain officers of the Funds and certain officers and employees of the Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies by telephone, mail, e-mail and personal interviews. Any out-of pocket expenses incurred in connection with the solicitation will be borne by each of the Funds based on each Fund’s relative net assets.

As of November 2, 2007, the Trustees and nominees and the officers of each Fund as a group and individually beneficially owned less than one percent (1%) of each Fund’s outstanding Shares and, to the knowledge of the Funds, no person beneficially owned more than five percent (5%) of the outstanding Shares of any class of any Fund.

PROPOSAL: ELECTION OF TRUSTEES

In accordance with each Fund’s Amended and Restated Agreement and Declaration of Trust (each a ‘‘Declaration’’), the Trustees have been divided into the following three classes (each a ‘‘Class’’): Class I, Class II and Class III.

With respect to the Funds, the term of office of the Class II Trustees will expire at the Meeting; the term of office of the Class III Trustees will expire at the 2008 annual meeting of shareholders; and the term of office of the Class I Trustees will expire at the 2009 annual meeting of shareholders.

Currently John Dalessandro II is a Class II Trustee on the Board of each of the Funds. Paul Belica is a Class II Trustee for PMF, PCQ, PNF, PML, PCK, and PNI. R. Peter Sullivan III is a Class II Trustee for PMX, PZC and PYN. In December 2006, John C. Maney was appointed to fill a Class III vacancy then existing on the Board of the Funds due to the resignation of David C. Flattum in October 2006. In accordance with each Fund’s Declaration, Mr. Maney shall serve as a Trustee until the Meeting, at which time the interim term of his appointment will expire. The Nominating Committee has recommended to the Board that Paul Belica, John Dalessandro II, and R. Peter Sullivan III, whose terms as Class II Trustees for the applicable Funds will expire at the Meeting, be nominated for re-election as Class II Trustees, and that Mr. Maney be nominated for election as a Class III Trustee of each Fund at the Meeting. Consistent with each Fund’s Declaration, if elected at the Meeting, the nominees shall hold office for terms coinciding with the Classes of Trustees to which they have been designated. Therefore, if elected at the Meeting, Messrs, Belica, Dalessandro, and Sullivan will serve a term consistent with the Class II Trustees for the applicable Funds, which will expire at the Funds’ 2010 annual meeting, and Mr. Maney will serve a term consistent with the Class III Trustees, which will expire at the Funds’ 2008 annual meeting.

All members of each Board are and will remain, if elected, ‘‘Continuing Trustees,’’ as such term is defined in the Declarations, having either served as Trustee since the inception of the Funds or having been nominated by at least a majority of the Continuing Trustees then members of the Boards.

At any annual meeting of shareholders, any Trustee elected to fill a vacancy that has arisen since the preceding annual meeting of shareholders (whether or not such vacancy has been filled by election of a new Trustee by the Board) shall hold office for a term that coincides with the remaining term of the Class of Trustees to which such office was previously assigned, if such vacancy arose other than by an increase in the number of Trustees, and until his successor shall be elected and shall qualify. In the event such vacancy arose due to an increase in the number of Trustees, any Trustee so elected to fill such vacancy at an annual meeting shall hold office for a term which coincides with that of the Class of Trustee to which such office has been apportioned and until his successor shall be elected and shall qualify.

The following table summarizes the nominees who will stand for election at the Meeting, the respective Classes of Trustees to which they have been designated and the expiration of their respective terms if elected:

Trustee/Nominee	Class	Expiration of Term if Elected*
PMF/PCQ/PNF/PML/PCK/PNI
Paul Belica	Class II	2010 Annual Meeting
John Dalessandro II	Class II	2010 Annual Meeting
John C. Maney	Class III	2008 Annual Meeting
PMX/PZC/PYN
R. Peter Sullivan III	Class II	2010 Annual Meeting
John Dalessandro II	Class II	2010 Annual Meeting
John C. Maney	Class III	2008 Annual Meeting
*	A Trustee elected at an annual meeting shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

Under this classified Board structure, only those Trustees in a single Class may be replaced in any one year, and it would require a minimum of two years to change a majority of the Board under normal circumstances. This structure, which may be regarded as an ‘‘anti-takeover’’ provision, may make it more difficult for a Fund’s Shareholders to change the majority of Trustees of the Fund and, thus, promotes the continuity of management.

Unless authority is withheld, it is the intention of the persons named in the enclosed proxy for a Fund to vote each proxy for the persons listed above for that Fund. Each of the nominees has indicated he will serve if elected, but if he should be unable to serve for a Fund, the proxy holders may vote in favor of such substitute nominee as the Board may designate (or the Board may determine to leave a vacancy).

Information Regarding Trustees and Nominees.

The following table provides information concerning the Trustees/Nominees of the Funds.

Name, Address* and Date of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Independent Trustees/Nominees
Paul Belica 09/27/1921 PMF/PCQ/PNF/PML/PCK/PNI – Class II PMX/PZC/PYN – Class III	Trustee Nominee (PMF/PCQ/ PNF/PML/ PCK/PNI only)	PMF/PCQ/PNF – Since inception (June 2001) PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since inception (September 2002)	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; and formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.	28	None.
Robert E. Connor 09/17/1934 Class I	Trustee	PMF/PCQ/PNF – Since inception (June 2001) PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since inception (September 2002)	Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.	28	None.

Name, Address* and Date of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
John J. Dalessandro II 07/26/1937 Class II	Trustee/ Nominee	PMF/PCQ/ PNF – Since August 2001 PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since inception (September 2002)	Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.	28	None.
Hans W. Kertess 07/12/1939 Class I	Trustee and Chairman of the Board	PMF/PCQ/PNF – Since inception (June 2001) PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since October 2003	President, H. Kertess & Co., a financial advisory company; formerly, Managing Director, Royal Bank of Canada Capital Markets.	28	None.
William B. Ogden, IV 01/11/1945 Class I	Trustee	PMF/PCQ/PNF/ PML/PCK/PNI/ PMX/PZC/PYN – Since September 2006	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	27	None.
R. Peter Sullivan III 09/04/1941 PMF/PCQ/PNF/PML/PCK/PNI – Class III PMX/PZC/PYN – Class II	Trustee Nominee (PMZ/PZC/ PYN only)	PMF/PCQ/PNF – Since April 2002 PML/PCK/PNI – Since inception (June 2002) PMX/PZC/PYN – Since January 2004	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.	27	None.

Name, Address* and Date of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Nominee	Other Directorships Held by Trustee/ Nominee
Interested Trustee/Nominee
John C. Maney 08/03/1959 Class III	Nominee, Trustee	PMF/PCQ/PNF/ PML/PCK/PNI/ PMX/PZC/PYN Since December 2006	Management Board and Chief Financial Officer of Allianz Global Investors Fund Management LLC; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors Distributors LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006; Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, NFJ Investment Group and a number of other affiliated entities; Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)	64	None
*	Unless otherwise indicated, the business address of the persons listed above is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

The following table states the dollar range of equity securities beneficially owned as of November 2, 2007 by each Trustee and nominee of each Fund and, on an aggregate basis, of any registered investment companies overseen by the Trustee or nominee in the ‘‘family of investment companies,’’ including the Funds.

Name of Trustee/Nominee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee/Nominee in the Family of Investment Companies*
Independent Trustees/Nominees
Paul Belica	None.	None.
Robert E. Connor	None.	None.
John J. Dalessandro II	None.	None.
Hans W. Kertess	None.	None.
William B. Ogden, IV	None.	None.
R. Peter Sullivan III	$10,001 – $50,000	$10,001 – $50,000
Interested Trustees/Nominees
John C. Maney	None.	Over $100,000
*	Securities are valued as of November 2, 2006.

To the knowledge of the Funds, as of November 2, 2007, Trustees and nominees who are Independent Trustees or Independent Nominees and their immediate family members did not own securities of an investment adviser or principal underwriter of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Compensation.    The Funds, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicolas-Applegate Convertible & Income Fund, Nicolas-Applegate Convertible & Income Fund II, PIMCO High Income Fund, PIMCO Floating Rate Income Fund, PIMCO Floating Rate Strategy Fund, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas-Applegate International & Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Municipal Advantage Fund Inc., Allianz RCM Global EcoTrends FundSM, Nicholas-Applegate Equity & Convertible Income Fund and Nicholas-Applegate Global Equity & Convertible Income Fund (collectively, the ‘‘AGIFM Closed-End Funds’’) are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, receives compensation for their attendance at joint meetings and for their service on Board committees. Trustees will receive compensation equal to (i) $1,750 per AGIFM Closed-End Fund for each quarterly joint meeting for the first four joint meetings in each year, (ii) $5,000 for each additional joint meeting in such year if the meeting is attended in person and (iii) $1,000 per AGIFM Closed-End Fund for joint meetings attended telephonically. The Independent Chairman of the Boards receives an additional $2,500 per AGIFM Closed-End Fund per year. In addition, each Trustee who serves as a member of an Audit Oversight Committee will receive $1,000 per AGIFM Closed-End Fund for any results meeting or fund-specific meeting of the Audit Oversight Committee and $5,000 for any joint audit scope meeting. An Audit Oversight Committee Chairman annually receives an additional $500 per AGIFM Closed-End Fund for which he serves as Chairman. Each Trustee’s compensation and other meeting-related expenses are allocated pro rata among the AGIFM Closed-End Funds on whose Boards the Trustee serves based on each such Fund’s net assets, including net assets attributable to any outstanding preferred shares issued by the Fund.

The AGIFM Closed-End Funds do not provide any pension or other retirement benefits to their Trustees.

The following table provides information concerning the compensation paid to the Trustees and nominees for the Funds’ fiscal years ended April 30, 2007 for PMF, PCQ and PNF, May 31, 2007 for PML, PCK and PNI and September 30, 2007 for PMX, PZC and PYN. For the fiscal years ended April 30, 2007, May 31, 2007 and September 30, 2007, the Trustees and nominees received the compensation set forth in the following table for serving as Trustees of the Funds. For the calendar year ended December 31, 2006, the Trustees received the compensation set forth in the table below for serving as trustees of the Funds and other funds in the same ‘‘Fund Complex’’ as the Funds. Each officer and each Trustee, who is a director, officer, partner, member or employee of the Manager or the Sub-Adviser, or of any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser, including any Interested Trustee, serves without any compensation from the Funds.

Compensation Table

Name of Trustee	Aggregate Compensation from PMF, PCQ and PNF for the Fiscal Year Ended April 30, 2007	Aggregate Compensation from PML, PCK and PNI for the Fiscal Year Ended May 31, 2007	Aggregate Compensation from PMX, PZC and PYN for the Fiscal Year Ended September 30, 2007	Total Compensation from the Funds and Fund Complex Paid to Trustees for the Calendar Year Ended December 31, 2006*
Independent Trustees/Nominees
Paul Belica	$14,737	$24,751	$18,160	$193,500
Robert E. Connor	$18,862	$27,001	$18,535	$227,875
John J. Dalessandro II	$13,237	$23,251	$16,660	$175,250
Hans W. Kertess	$16,616	$23,626	$23,785	$178,250
William B. Ogden, IV†	$6,922	$14,799	$16,603	$78,000
R. Peter Sullivan III	$12,919	$22,596	$16,480	$163,500
Interested Trustees/Nominees
David C. Flattum††	$0	$0	$0	$0
John C. Maney††	$0	$0	$0	$0
*	In addition to the AGIFM Closed-End Funds, during the most recently completed fiscal years, all of the Trustees served as Trustees of one open-end investment company (consisting of four separate investment portfolios) advised by the Manager. This investment company is considered to be in the same ‘‘Fund Complex’’ as the Funds.
†	William B. Ogden, IV joined the Board on September 12, 2006.
††	Effective October 10, 2006, David C. Flattum resigned as a Class III Trustee of the Funds. Effective December 12, 2006, John C. Maney was appointed to fill a Class III vacancy then existing on the Board due to the resignation of David C. Flattum.

The Funds have no employees. The Funds’ officers and Mr. Maney are compensated by the Manager, the Sub-Adviser or one of their affiliates.

Board Committees and Meetings.

Audit Oversight Committee.    The Board of each Fund has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). Each Fund’s Audit Oversight Committee currently consists of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan, each of whom is an Independent Trustee. Mr. Belica is the Chairman of each Fund’s Audit Oversight Committee. Each Fund’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for each Fund and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those auditors on behalf of each Fund, and approves services to be performed by the auditors for certain affiliates, including the Manager, the Sub-Adviser and entities in a control relationship with the Manager or the Sub-Adviser, that provide services to each Fund where the engagement relates directly to the operations and financial reporting of the Fund. The Committee considers the possible effect of those services on the independence of the Funds’ independent registered public accounting firm.

Each member of each Fund’s Audit Oversight Committee is ‘‘independent,’’ as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Shares of each Fund are listed.

The Board of each Fund has adopted a written charter for its Audit Oversight Committee. A copy of the written charter for each Fund, as amended through September 11, 2007, is attached to this

Proxy Statement as Exhibit A. A joint report of the Audit Oversight Committee of PMF, PCQ and PNF, dated June 21, 2007, is attached to this Proxy Statement as Exhibit B-1. A joint report of the Audit Oversight Committee of PML, PCK and PNI, dated July 19, 2007, is attached to this Proxy Statement as Exhibit B-2. A joint report of the Audit Oversight Committee of PMX, PZC and PNY, dated November 20, 2007, is attached to this Proxy Statement as Exhibit B-3.

Nominating Committee.    The Board of each Fund has a Nominating Committee composed solely of Independent Trustees, currently consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Trustees are to be nominated for election by shareholders. The Nominating Committee of each Fund has adopted a charter, which is posted on the following website: http://www.allianzinvestors.com/closedendfunds/literature.

Each member of the Nominating Committee is ‘‘independent,’’ as independence for nominating committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Shares of each Fund are listed.

Qualifications, Evaluation and Identification of Trustee Nominees.    The Nominating Committee of each Fund requires that Trustee candidates have a college degree or equivalent business experience. When evaluating candidates, each Fund’s Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s Shareholders and (iv) any other source the Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identity potential candidates.

Consideration of Candidates Recommended by Shareholders.    The Nominating Committee of each Fund will review and consider nominees recommended by Shareholders to serve as Trustee, provided that the recommending Shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Funds’ Nominating Committee Charter. Among other requirements, these procedures provide that the recommending Shareholder must submit any recommendation in writing to the Fund, to the attention of the Fund’s Secretary, at the address of the principal executive offices of the Fund and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or shareholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending Shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix B to the Nominating Committee Charter, which is available at http://www.allianzinvestors.com/closedendfunds/literature, for details.

The Nominating Committee has full discretion to reject nominees recommended by Shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Fund.

Valuation Committee.    The Board of each Fund has a Valuation Committee, consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Board of each Fund has delegated to the Committee the responsibility to determine or cause to be determined the fair value of the Fund’s portfolio securities and other assets when market quotations are not readily available. The Valuation Committee reviews and approves procedures for the fair valuation of the Fund’s portfolio securities and periodically reviews information from the Manager and the Sub-Adviser regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters.

Compensation Committee.    The Board of each Fund has a Compensation Committee, consisting of Messrs. Belica, Connor, Dalessandro, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Trustees of the Fund who are not directors, officers, partners or employees of the Manager, the Sub-Adviser or any entity controlling, controlled by or under common control with the Manager or the Sub-Adviser.

Meetings.    With respect to PMF, PCQ and PNF, during the fiscal year ended April 30, 2007, the Board of Trustees of each Fund held four regular meetings and three special meetings. The Audit Oversight Committees and the Nominating Committees each met in separate sessions twice. The Valuation Committees and the Compensation Committees did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for these three Funds that were held during the fiscal year ended April 30, 2007, except Mr. Ogden who was not appointed to the Board until September 2006 and Mr. Maney who was not appointed until December 2006. With respect to PML, PCK and PNI, during the fiscal year ended May 31, 2007, the Board of Trustees of each Fund held four regular meetings and two special meetings. The Audit Oversight Committees and the Nominating Committees each met in separate session twice and the Nominating Committees met in separate session two times. The Valuation Committees and the Compensation Committees did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for these three Funds that were held during the fiscal year ended May 31, 2007, except Mr. Ogden who was not appointed to the Board until September 2006 and Mr. Maney who was not appointed until December 2006. With respect to PMX, PZC and PYN, during the fiscal year ended September 30, 2007, the Board of Trustees of each Fund held four regular meetings and three special meetings. The Audit Oversight Committees met in separate session two times, the Nominating Committees met in separate session once and the Valuation Committees and the Compensation Committees did not meet in separate sessions. Each Trustee attended at least 75% of the regular meetings of the Board and meetings of the committees on which such Trustee served for these three Funds that were held during the fiscal year ended September 30, 2007, except for Mr. Maney who was not appointed until December 2006.

Shareholder Communications with the Board of Trustees.    The Board of Trustees of each Fund has adopted procedures by which Fund Shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [name of Fund], c/o Thomas J. Fuccillo, Chief Legal Officer (‘‘CLO’’), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Shareholder communications must (i) be in writing and be signed by the Shareholder and (ii) identify the class and number of Shares held by the Shareholder. The CLO or his designee is responsible for reviewing properly submitted shareholder communications. The CLO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Trustees promptly after receipt. The CLO may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Trustee of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder, or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act or any communication made in connection with such a proposal. A Fund’s Trustees are not required to attend the Fund’s annual shareholder meetings or to otherwise make themselves available to shareholders for communications, other than by the aforementioned procedures.

Section 16(a) Beneficial Ownership Reporting Compliance.    Each Fund’s Trustees and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of a Fund (i.e., a Fund’s Common Shares or Preferred Shares) are required to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the ‘‘SEC’’) and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to each Fund, each Fund believes that each of the Trustees and relevant officers, investment advisers and relevant affiliated persons of the investment advisers has complied with all applicable filing requirements during each Fund’s respective fiscal years ended April 30, 2007 for PMF, PCQ and PNF, May 31, 2007 for PML, PCK and PNI and September 30, 2007 for PMX, PZC and PYN, except that, due to administrative oversight, late Form 3 filings were made for R. Peter Sullivan III in September 2007, Udo Frank in May 2007 and Allianz Global Investors of America L.P. in May 2007.

Required Vote.    The election of Paul Belica and John C. Maney to the Boards of PMF, PCQ, PNF, PML, PCK and PNI and the election of R. Peter Sullivan III and John C. Maney to the Boards of PMX, PZC and PYN, will require the affirmative vote of a plurality of the votes of Common Shareholders and Preferred Shareholders (voting together as a single class) of the relevant Fund cast in the election of Trustees at the Meeting, in person or by proxy. The election of John J. Dalessandro II to the Board of Trustees of each of the Funds will require the affirmative vote of a plurality of the votes of the Preferred Shareholders (voting as a separate class) of each Fund cast in the election of Trustees at the Meeting, in person or by proxy.

The Board of Trustees of each of the Funds Unanimously Recommends that You Vote FOR This Proposal.

ADDITIONAL INFORMATION

Executive and Other Officers of the Funds.    The table below provides certain information concerning the executive officers of the Funds and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Funds who are principals, officers, members or employees of the Manager or the Sub-Adviser are not compensated by the Funds.

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Brian S. Shlissel 1345 Avenue of the Americas, 4th Floor New York, NY 10105 11/14/1964	President & Chief Executive Officer	PMF/PCQ/PNF – Since September 2002. Formerly, Treasurer and Principal Financial and Accounting Officer (June 2001 to September 2002)

PML/PCK/PNI – Since September 2002. Formerly, Treasurer and Principal Accounting Officer (June 2002 to September 2002)

PMX/PZC/PYN – Since inception (September 2002)
Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Trustee of 8 funds in the Fund Complex; President and Chief Executive Officer of 36 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 36 funds in the Fund Complex since 2005 and The Korea Fund, Inc.
Lawrence G. Altadonna 1345 Avenue of the Americas, 4th Floor New York, NY 10105 03/10/1966	Treasurer, Principal Financial and Accounting Officer	PMF/PCQ/PNF/PML/PCK/PNI – Since September 2002 PMX/PZC/PYN – Since inception (September 2002)	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 36 funds in the Fund Complex; Assistant Treasurer of 36 funds in the Fund Complex and The Korea Fund, Inc.
Thomas J. Fuccillo 1345 Avenue of the Americas, 4th Floor New York, NY 10105 03/22/1968	Vice President, Secretary and Chief Legal Officer	Since December 2004	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Vice President, Secretary and Chief Legal Officer of 72 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc.; Formerly, Vice President and Associate General Counsel, Neuberger Berman, LLC (1991 – 2004).
Youse Guia 680 Newport Center Drive Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since October 2004	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 72 funds in the Fund Complex and The Korea Fund, Inc.; Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002 – 2004). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).
William V. Healey 1345 Avenue of the Americas, 4th Floor New York, NY 10105 07/28/1953	Assistant Secretary	Since December 2006	Executive Vice President, Chief Legal Officer-U.S. Retail, Allianz Global Investors of America L.P.; Assistant Secretary of 72 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel/Chief Legal Officer, Asset Management, The Prudential Insurance Company of America (1998 – 2005).

Name, Address and Date of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Richard H. Kirk 1345 Avenue of the Americas, 4th Floor New York, NY 10105 04/06/1961	Assistant Secretary	Since December 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 72 funds in the Fund Complex; formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002 – 2004).
Kathleen A. Chapman 1345 Avenue of the Americas, 4th Floor New York, NY 10105 11/11/1954	Assistant Secretary	Since December 2006	Assistant Secretary of 72 funds in the Fund Complex; Manager – IIG Advisory Law, Morgan Stanley (2004 – 2005); Paralegal, The Prudential Insurance Company of America; and Assistant Corporate Secretary of affiliated American Skandia companies (1996 – 2004).
Lagan Srivastava 1345 Avenue of the Americas, 4th Floor New York, NY 10105 09/20/1977	Assistant Secretary	Since December 2006	Assistant Secretary of 72 funds in the Fund Complex and The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004 – 2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002 – 2004).
Scott Whisten 1345 Avenue of the Americas, 4th Floor New York, NY 10105 03/13/1971	Assistant Treasurer	Since January 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 72 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000 – 2005).

Investment Manager and Sub-Adviser.    The Manager, located at 1345 Avenue of the Americas, New York, New York 10105, serves as the investment manager of the Funds. The Manager retains its affiliate, PIMCO, as Sub-Adviser to manage each Fund’s investments. PIMCO is located at 800 Newport Center Drive, Newport Beach, CA 92660. The Manager and the Sub-Adviser are each majority-owned indirect subsidiaries of Allianz SE, a publicly traded European insurance and financial services company.

Legal Proceedings.    In June and September 2004, the Manager, and certain of its affiliates (including PEA Capital LLC (‘‘PEA’’), Allianz Global Investors Distributors LLC (‘‘AGID’’) and Allianz Global Investors of America, L.P.) agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the ‘‘SEC’’), the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Manager serves as investment adviser. The settlements related to an alleged ‘‘market timing’’ arrangement in certain open-end funds formerly sub-advised by PEA. The Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning ‘‘market timing,’’ which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Manager or its affiliates or related injunctions.

The Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

The foregoing applies only as of the date of this document.

Independent Registered Public Accounting Firm.    The Audit Oversight Committee of each Fund’s Board unanimously selected PricewaterhouseCoopers LLP (‘‘PwC’’) as the independent registered public accounting firm for the fiscal years ending April 30, 2008 for PMF, PCQ and PNF, May 31, 2008 for PML, PCK and PNI and September 30, 2008 for PMX, PZC and PYN. PwC served as the independent registered public accounting firm of each Fund for the last fiscal year and also serves as the independent registered public accounting firm of various other investment companies for which the Manager and the Sub-Adviser serve as investment adviser or sub-advisers. PwC is located at 300 Madison Avenue, New York, New York 10017. None of the Funds knows of any direct financial or material indirect financial interest of PwC in the Funds.

A representative of PwC, if requested by any Shareholder, will be present at the Meeting via telephone to respond to appropriate questions from Shareholders and will have an opportunity to make a statement if he or she chooses to do so.

Pre-approval Policies and Procedures.    Each Fund’s Audit Oversight Committee has adopted written policies relating to the pre-approval of audit and permitted non-audit services to be performed by the Fund’s independent registered public accounting firm. Under the policies, on an annual basis, a Fund’s Audit Oversight Committee reviews and pre-approves proposed audit and permitted non-audit services to be performed by the independent registered public accounting firm on behalf of the Fund. The President of each Fund also pre-approves any permitted non-audit services to be provided to the Fund.

In addition, each Fund’s Audit Oversight Committee pre-approves annually any permitted non-audit services (including audit-related services) to be provided by the independent registered public accounting firm to the Manager, the Sub-Adviser and any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (together, the ‘‘Accounting Affiliates’’), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund. Although the Audit Oversight Committee does not pre-approve all services provided by the independent registered public accounting firm to Accounting Affiliates (for instance, if the engagement does not relate directly to the operations and financial reporting of the Fund), the Committee receives an annual report from the independent registered public accounting firm showing the aggregate fees paid by Accounting Affiliates for such services.

Each Fund’s Audit Oversight Committee may also from time to time pre-approve individual non-audit services to be provided to the Fund or an Accounting Affiliate that were not pre-approved as part of the annual process described above. The Chairman of each Fund’s Audit Oversight Committee (or any other member of the Committee to whom this responsibility has been delegated)

may also pre-approve these individual non-audit services, provided that the fee for such services does not exceed certain pre-determined dollar thresholds. Any such pre-approval by a Chairman (or by a delegate) is reported to the full Audit Oversight Committee at its next regularly scheduled meeting.

The pre-approval policies provide for waivers of the requirement that the Audit Oversight Committee pre-approve permitted non-audit services provided to the Fund or its Accounting Affiliates pursuant to de minimis exceptions described in Section 10A of the Exchange Act and applicable regulations (referred to herein as the ‘‘de minimis exception’’).

Audit Fees.    Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For each Fund’s last two fiscal years, the Audit Fees billed by PwC is shown in the table below:

Fund	Fiscal Year Ended	Audit Fees
PMF	April 30, 2006	$40,266
	April 30, 2007	$39,652
PCQ	April 30, 2006	$33,926
	April 30, 2007	$33,415
PNF	April 30, 2006	$23,308
	April 30, 2007	$22,933
PML	May 31, 2006	$47,823
	May 31, 2007	$49,006
PCK	May 31, 2006	$32,971
	May 31, 2007	$33,775
PNI	May 31, 2006	$22,706
	May 31, 2007	$23,219
PMX	September 30, 2006	$45,079
	September 30, 2007	$46,209
PZC	September 30, 2006	$36,265
	September 30, 2007	$37,112
PYN	September 30, 2006	$22,156
	September 30, 2007	$22,679

Audit-Related Fees.    Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees’’ above, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters. The table below shows, for each Fund’s last two fiscal years, the Audit-Related Fees billed by PwC to that Fund. During those fiscal years, there were also no Audit-Related Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds.

Fund	Fiscal Year Ended	Audit-Related Fees
PMF	April 30, 2006	$9,086
	April 30, 2007	$9,500
PCQ	April 30, 2006	$7,655
	April 30, 2007	$8,006
PNF	April 30, 2006	$5,259
	April 30, 2007	$5,494
PML	May 31, 2006	$10,627
	May 31, 2007	$11,558
PCK	May 31, 2006	$7,327
	May 31, 2007	$7,966
PNI	May 31, 2006	$5,046
	May 31, 2007	$5,476
PMX	September 30, 2006	$10,018
	September 30, 2007	$10,899
PZC	September 30, 2006	$8,059
	September 30, 2007	$8,753
PYN	September 30, 2006	$4,924
	September 30, 2007	$5,348

Tax Fees.    Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for each Fund’s last two fiscal years, the aggregate Tax Fees billed by PwC to each Fund. During those fiscal years, there were no Tax Fees billed by PwC to the Funds’ Accounting Affiliates for audit-related services related directly to the operation and financial reporting of the Funds:

Fund	Fiscal Year Ended	Tax Fees
PMF	April 30, 2006	$8,500
	April 30, 2007	$9,000
PCQ	April 30, 2006	$8,500
	April 30, 2007	$9,000
PNF	April 30, 2006	$8,500
	April 30, 2007	$9,000
PML	May 31, 2006	$9,000
	May 31, 2007	$9,000
PCK	May 31, 2006	$9,000
	May 31, 2007	$9,000
PNI	May 31, 2006	$9,000
	May 31, 2007	$9,000
PMX	September 30, 2006	$9,000
	September 30, 2007	$9,667
PZC	September 30, 2006	$9,000
	September 30, 2007	$9,667
PYN	September 30, 2006	$9,000
	September 30, 2007	$9,666

All Other Fees.    All Other Fees are fees related to services other than those reported above under ‘‘Audit Fees,’’ ‘‘Audit-Related Fees’’ and ‘‘Tax Fees.’’ For each Fund’s last two fiscal years, no such fees were billed by PwC to the Fund or the Fund’s Accounting Affiliates.

During the periods indicated in the tables above, no services described under ‘‘Audit-Related Fees,’’ ‘‘Tax Fees’’ or ‘‘All Other Fees’’ were approved pursuant to the de minimis exception.

Aggregate Non-Audit Fees.    The aggregate non-audit fees billed by PwC, for each Fund’s last two fiscal years, for services rendered to each Fund and the Fund’s Accounting Affiliates are shown in the table below:

Fund	Fiscal Year Ended	Aggregate Non-Audit Fees for Fund	Non-Audit Fees for Accounting Affiliates	Aggregate Non-Audit Fees
PMF	April 30, 2006	$17,586	$2,478,484	$2,496,070
	April 30, 2007	$18,500	$2,260,704	$2,279,204
PCQ	April 30, 2006	$16,155	$2,479,915	$2,496,070
	April 30, 2007	$17,006	$2,262,198	$2,279,204
PNF	April 30, 2006	$13,759	$2,482,311	$2,496,070
	April 30, 2007	$14,494	$2,264,710	$2,279,204
PML	May 31, 2006	$19,627	$2,186,262	$2,205,889
	May 31, 2007	$20,558	$2,310,646	$2,331,204
PCK	May 31, 2006	$16,327	$2,189,562	$2,205,889
	May 31, 2007	$16,966	$2,314,238	$2,331,204
PNI	May 31, 2006	$14,046	$2,191,843	$2,205,889
	May 31, 2007	$14,476	$2,316,728	$2,331,204
PMX	September 30, 2006	$19,018	$2,209,230	$2,228,248
	September 30, 2007	$20,566	$2,769,324	$2,789,890
PZC	September 30, 2006	$17,059	$2,211,189	$2,228,248
	September 30, 2007	$18,420	$2,769,324	$2,787,744
PYN	September 30, 2006	$13,924	$2,214,324	$2,228,248
	September 30, 2007	$15,014	$2,769,324	$2,784,338

Each Fund’s Audit Oversight Committee has determined that the provision by PwC of non-audit services to the Fund’s Accounting Affiliates that were not pre-approved by the Committee were compatible with maintaining the independence of PwC as the Fund’s principal auditors.

Other Business.    As of the date of this Proxy Statement, each Fund’s officers and the Manager know of no business to come before the Meeting other than as set forth in the Notice. If any other business is properly brought before the Meeting, including any adjournment thereof, the persons named as proxies will vote in their sole discretion.

Quorum, Adjournments and Methods of Tabulation.    A quorum for each Fund at the Meeting will consist of the presence in person or by proxy of thirty percent (30%) of the total Shares of each Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event that sufficient votes in favor of the Proposal set forth in the Notice are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to the Proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the Proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Proposal for a reasonable time. Any adjournments with respect to the Proposal will require the affirmative vote of a plurality of the Shares of the applicable Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the applicable Fund. Any proposals properly before the Meeting for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as tellers (the ‘‘Tellers’’) for the Meeting. For purposes of determining the presence of a quorum for each Fund, the Tellers will count the total number of votes cast ‘‘for’’ or ‘‘against’’ approval of the Proposal, as well as Shares represented by proxies that reflect abstentions and ‘‘broker non-votes’’ (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have no effect on the outcome of the Proposal.

Reports to Shareholders.    The 2007 Annual Report to Shareholders for PMF, PCQ and PNF was mailed to Shareholders on or about June 27, 2007. The 2007 Annual Report to Shareholders for PML, PCK and PNI was mailed to Shareholders on or about July 28, 2007. The 2007 Annual Report to Shareholders for PMX, PZC and PYN will be mailed to Shareholders on or about November 27, 2007. Additional copies of the Annual Reports and the Funds’ Semi-Annual Reports may be obtained without charge from the Funds by calling 1-877-819-2224 or by writing to the Funds at 1345 Avenue of the Americas, New York, NY 10105.

Shareholder Proposals for 2008 Annual Meeting.    It is currently anticipated that each Fund’s next annual meeting of Shareholders after the Meeting addressed in this proxy statement will be held in December 2008. Proposals of Shareholders intended to be presented at that annual meeting must be received by the Fund no later than July 23, 2008 for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with each Fund’s Bylaws. Shareholders submitting any other proposals for a Fund intended to be presented at the 2008 annual meeting (i.e., other than those to be included in the Fund’s proxy materials) must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements and requirements set forth in the Fund’s Bylaws, no earlier than September 22, 2008 and no later than October 6, 2008. If a Shareholder who wishes to present a proposal fails to notify the Fund within these dates, the proxies solicited for the meeting will have discretionary authority to vote on the Shareholder’s proposal if it is properly brought before the meeting. If a Shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. Shareholder proposals should be addressed to the attention of the Secretary of the applicable Fund, at the address of the principal executive offices of the Fund, with a copy to David C. Sullivan, Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

November 20, 2007

Exhibit A to Proxy Statement

Allianz Global Investors Fund Management Sponsored Closed-End Funds
Audit Oversight Committee Charter

(Adopted as of January 14, 2004,
as amended through
September 11, 2007)

The Board of Trustees (each a ‘‘Board’’) of each of the registered investment companies listed in Appendix A hereto (each a ‘‘Fund’’ and, collectively, the ‘‘Funds’’), as the same may be periodically updated, has adopted this Charter to govern the activities of the Audit Oversight Committee (the ‘‘Committee’’) of the particular Board with respect to its oversight of the Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee’s general purpose is to oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, including by assisting with the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent auditors, and the performance of the Fund’s internal control systems and independent auditors. The Committee’s purpose is also to prepare reports required by Securities and Exchange Commission rules to be included in the Fund’s annual proxy statements, if any.

The Committee’s function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund’s internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund’s financial statements. Members of the Committee are not employees of the Funds and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct ‘‘field work’’ or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

Membership

The Committee shall be comprised of as many trustees as the Board shall determine, but in any event not less than three (3) Trustees. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee’s chairman or co-chairman, as the case may be.

Each member of the Committee may not be an ‘‘interested person’’ of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the ‘‘Investment Company

Act’’), and must otherwise satisfy the standards for independence of an audit committee member of an investment company issuer as set forth in Rule 10A-3(b) (taking into account any exceptions to those requirements set for in such rule) under the Securities Exchange Act of 1934, as amended, and under applicable listing standards of the New York Stock Exchange (the ‘‘NYSE’’). Each member of the Committee must be ‘‘financially literate’’ (or must become so within a reasonable time after his or her appointment to the Committee) and at least one member of the Committee must have ‘‘accounting or related financial management expertise,’’ in each case as the Board interprets such qualification in its business judgment under NYSE listing standards.

Responsibilities and Duties

The Committee’s policies and procedures shall remain flexible to facilitate the Committee’s ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1.    Determine the selection, retention or termination of the Fund’s independent auditors based on an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. Decisions by the Committee concerning the selection, retention or termination of the independent auditors shall be submitted to the Board for ratification in accordance with the requirements of Section 32(a) of the Investment Company Act. The Fund’s independent auditors must report directly to the Committee, which shall be responsible for resolution of disagreements between management and the independent auditors relating to financial reporting.

2.    To consider the independence of the Fund’s independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard (‘‘ISB’’) No. 1.

3.    To the extent required by applicable regulations, pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund’s investment advisers (including sub-advisers) and to certain of the investment advisers’ affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4.    Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5.    If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund’s independent auditors.

6.    Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm’s internal quality-control procedures and (ii) any material issues raised (a) by the accounting firm’s most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

7.    Review with the Fund’s independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8.    Meet with management and the independent auditors to review and discuss the Fund’s annual audited financial statements, including a review of any specific disclosures of management’s discussion of the Fund’s investment performance; and, with respect to the Fund’s audited financial statements, discuss with the independent auditors matters required by Statement of Accounting Standards (‘‘SAS’’) No. 61 and any other matters required to be reported to the Committee under applicable law; and provide a statement whether, based on its review of the Fund’s audited financial statements, the Committee recommends to the Board that the audited financial statements be included in the Fund’s Annual Report.

Meet with management to review and discuss the Fund’s unaudited financial statements included in the semi-annual report, including, if any, a review of any specific disclosure of management’s discussion of the Fund’s investment performance.

9.    Discuss with management and the independent auditors the Fund’s unaudited financial statements.

10.    Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management’s responses thereto.

11.    Review with management and, as applicable, with the independent auditors the Fund’s accounting and financial reporting policies, practices and internal controls, management’s guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

12.    Discuss with management any press releases discussing the Fund’s investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

13.    Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund’s investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

14.    Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund’s accounting operations or financial reporting.

15.    Review with counsel legal and regulatory matters that have a material impact on the Fund’s financial and accounting reporting policies and practices or its internal controls.

16.    Report to the Board on a regular basis (at least annually) on the Committee’s activities.

17.    Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Committee shall hold other regular or special meetings as and when it deems necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the authority to engage at the Fund’s expense independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund’s independent auditors for the issuance of an audit report relating to the Fund’s financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board’s own motion.

Appendix A

Funds Subject to this Charter

(As of September 11, 2007)

NICHOLAS-APPLEGATE GLOBAL EQUITY & CONVERTIBLE INCOME FUND
NICHOLAS-APPLEGATE EQUITY & CONVERTIBLE INCOME FUND
ALLIANZ RCM GLOBAL ECOTRENDS FUND
PIMCO MUNICIPAL INCOME FUND
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PIMCO NEW YORK MUNICIPAL INCOME FUND
PIMCO CORPORATE INCOME FUND
PIMCO MUNICIPAL INCOME FUND II
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PIMCO NEW YORK MUNICIPAL INCOME FUND II
PIMCO MUNICIPAL INCOME FUND III
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PIMCO NEW YORK MUNICIPAL INCOME FUND III
PIMCO CORPORATE OPPORTUNITY FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND
PIMCO HIGH INCOME FUND
NICHOLAS-APPLEGATE CONVERTIBLE & INCOME FUND II
PIMCO FLOATING RATE INCOME FUND
PIMCO FLOATING RATE STRATEGY FUND
NFJ Dividend, Interest & Premium Strategy Fund
NICHOLAS-APPLEGATE INTERNATIONAL & PREMIUM STRATEGY FUND
PIMCO GLOBAL STOCKSPLUS & INCOME FUND
PIMCO MUNICIPAL ADVANTAGE FUND INC.

Exhibit B-1 to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees of
PIMCO Municipal Income Fund I
PIMCO California Municipal Income Fund I
PIMCO New York Municipal Income Fund I
(each, a ‘‘Fund’’ and, collectively, the ‘‘Funds’’)

Dated June 21, 2007

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended April 30, 2007 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended April 30, 2007. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, Pacific Investment Management Company LLC (‘‘PIMCO’’), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended April 30, 2007 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending April 30, 2008.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

Exhibit B-2 to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees of
PIMCO Municipal Income Fund II
PIMCO California Municipal Income Fund II
PIMCO New York Municipal Income Fund II
(each, a ‘‘Fund’’ and, collectively, the ‘‘Funds’’)

Dated July 19, 2007

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended May 31, 2007 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended May 31, 2007. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, Pacific Investment Management Company LLC (‘‘PIMCO’’), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended May 31, 2007 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending May 31, 2008.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

Exhibit B-3 to Proxy Statement

Report of Audit Oversight Committees

of the Boards of Trustees of
PIMCO Municipal Income Fund III
PIMCO California Municipal Income Fund III
PIMCO New York Municipal Income Fund III
(each, a ‘‘Fund’’ and, collectively, the ‘‘Funds’’)

Dated November 20, 2007

The Audit Oversight Committee (the ‘‘Committee’’) oversees the Fund’s financial reporting process on behalf of the Board of Trustees of each Fund (the ‘‘Board’’) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (‘‘Management’’) and independent registered public accounting firm and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements for the fiscal year ended September 30, 2007 were prepared in conformity with the generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (‘‘PwC’’), the Fund’s independent registered public accounting firm, the audited financial statements for the fiscal year ended September 30, 2007. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires the independent registered public accounting firm to communicate to the Committee matters including, if applicable: 1) methods used to account for significant unusual transactions; 2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; 3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and 4) disagreements with Management over the application of accounting principles and certain other matters.

With respect to the Fund, the Committee has received the written disclosure and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring registered public accounting firms to make written disclosure to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Allianz Global Investors Fund Management LLC (‘‘AGIFM’’), the Fund’s investment manager, Pacific Investment Management Company LLC (‘‘PIMCO’’), the Fund’s sub-adviser and any entity controlling, controlled by or under common control with AGIFM or PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent registered public accounting firm, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended September 30, 2007 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent registered public accounting firm for the fiscal year ending September 30, 2008.

Submitted by the Audit Oversight Committee of the Board of Trustees:

Paul Belica
Robert E. Connor
John J. Dalessandro II
Hans W. Kertess
William B. Ogden, IV
R. Peter Sullivan III

PROXY
PIMCO MUNICIPAL INCOME FUND
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO MUNICIPAL INCOME FUND

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:                                     Date:                 (if any) signature:                                 Date:

PROXY
PIMCO MUNICIPAL INCOME FUND
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE
SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.     Election of Trustees:

(01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO MUNICIPAL INCOME FUND

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO CALIFORNIA MUNICIPAL INCOME FUND
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:    (if any) signature:      Date:

PROXY
PIMCO NEW YORK MUNICIPAL INCOME FUND
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO NEW YORK MUNICIPAL INCOME FUND

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:    Date:    (if any) signature:    Date:

PROXY

PIMCO NEW YORK MUNICIPAL INCOME FUND
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO NEW YORK MUNICIPAL INCOME FUND

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO MUNICIPAL INCOME FUND II
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund II, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO MUNICIPAL INCOME FUND II

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO MUNICIPAL INCOME FUND II
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund II, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO MUNICIPAL INCOME FUND II

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:    (if any) signature:      Date:

PROXY
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income Fund II, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO CALIFORNIA MUNICIPAL INCOME FUND II
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund II, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
       votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO CALIFORNIA MUNICIPAL INCOME FUND II

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO NEW YORK MUNICIPAL INCOME FUND II
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund II, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO NEW YORK MUNICIPAL INCOME FUND II

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO NEW YORK MUNICIPAL INCOME FUND II
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund II, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) Paul Belica (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO NEW YORK MUNICIPAL INCOME FUND II

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may    properly come before the Annual Meeting or any postponement or adjournment    thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:    (if any) signature:      Date:

PROXY
PIMCO MUNICIPAL INCOME FUND III
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO Municipal Income Fund III, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) R. Peter Sullivan III (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO MUNICIPAL INCOME FUND III

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO MUNICIPAL INCOME FUND III
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO Municipal Income Fund III, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) R. Peter Sullivan III (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO MUNICIPAL INCOME FUND III

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may    properly come before the Annual Meeting or any postponement or adjournment    thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:     Date:     (if any) signature:     Date:

PROXY
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO California Municipal Income Fund III, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) R. Peter Sullivan III (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date:

PROXY
PIMCO CALIFORNIA MUNICIPAL INCOME FUND III
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO California Municipal Income Fund III, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) R. Peter Sullivan III (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO CALIFORNIA MUNICIPAL INCOME FUND III

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may    properly come before the Annual Meeting or any postponement or adjournment    thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:    Date:    (if any) signature:    Date:

PROXY
PIMCO NEW YORK MUNICIPAL INCOME FUND III
COMMON SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of common shares of PIMCO New York Municipal Income Fund III, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) R. Peter Sullivan III (Class II) and (02) John C. Maney (Class III)

FOR ALL NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO NEW YORK MUNICIPAL INCOME FUND III

COMMON SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:    Date:    (if any) signature:    Date:

PROXY
PIMCO NEW YORK MUNICIPAL INCOME FUND III
PREFERRED SHARES

PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON DECEMBER 18, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND

The undersigned holder of preferred shares of PIMCO New York Municipal Income Fund III, a Massachusetts business trust (the ‘‘Fund’’), hereby appoints Lawrence G. Altadonna, Thomas J. Fuccillo and Brian S. Shlissel, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Fund (the ‘‘Annual Meeting’’) to be held at 11:00 a.m., Eastern Time, December 18, 2007 at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, 49th Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS THE PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST ‘‘FOR’’ SUCH PROPOSAL.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF
AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

         Please mark
      votes as in
         this example.

Your Board of Trustees urges you to vote ‘‘FOR’’ the election of all Nominees.

I.    Election of Trustees:

(01) R. Peter Sullivan III (Class II), (02) John J. Dalessandro II (Class II) and (03) John C. Maney (Class III)

FOR THE NOMINEES	WITHHOLD FROM ALL NOMINEES

For all Nominees except as noted above

PIMCO NEW YORK MUNICIPAL INCOME FUND III

PREFERRED SHARES

II.    To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof, in the discretion of the proxy holder(s).

Please check box at right if an address change or comment has been made on the reverse side of this card.

Please be sure to sign and date this Proxy.

Shareholder                                                               Joint Owner
signature:      Date:      (if any) signature:      Date: